SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

February 28, 2024
Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania		19102
(Address of principal executive offices)		(Zip Code)

(215) 735-4422
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	FRBK	OTC Expert Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

As previously reported on the Current Report on Form 8-K and Current Report on Form 8-K/A filed by Republic First Bancorp, Inc. (the “Company”) on November 2, 2023 and November 30, 2023, respectively, the Company entered into that certain Securities Purchase Agreement, dated October 27, 2023, with George E. Norcross, III, Gregory B. Braca, Philip A. Norcross, Alessandra T. Norcross and Alexander S. Norcross (collectively, the “Purchasers”), and the First Amendment to Securities Purchase Agreement, dated November 30, 2023, respectively (collectively, the “Securities Purchase Agreement”).

On February 28, 2024, the Purchasers elected to terminate the Securities Purchase Agreement pursuant to Section 6.10(a)(ii) therein because the transactions contemplated by the Securities Purchase Agreement will not be consummated by February 29, 2024 (the “Outside Date”). The termination of the Securities Purchase Agreement will be effective at 5:00 pm Eastern Time on the Outside Date, and the Securities Purchase Agreement will be of no further force and effect except for those provisions that expressly survive the termination.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Securities Purchase Agreement, which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on November 2, 2023, and the Company’s Current Report on Form 8-K/A on November 30, 2023.

Item 7.01	Regulation FD Disclosure.

In response to media inquiries regarding the termination of the Securities Purchase Agreement as set forth in Item 1.02 in this Current Report on Form 8-K, the Company intends to provide the following statement:

“Our strategic plan has been designed to be executed even without the investment announced last fall. We have continued to maintain the bank’s adequately capitalized position, and believe we have a strong deposit base and ample liquidity. We also believe we have the resources to allow our talented employees to continue to deliver extraordinary service to our loyal customers.

As previously disclosed, we engaged Wolf & Company for 2022, 2023 and 2024 to support us in getting current with our annual and periodic financial reporting obligations and believe this is key for us and investors in considering opportunities for growth capital in the future.”

The information in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Forward Looking Statements

The Company may from time to time make written or oral “forward-looking statements,” including statements contained in this release and in the Company’s filings with the Securities and Exchange Commission (the “Commission”). The forward-looking statements contained in this disclosure, are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. The Company and its operations are subject to numerous risks and uncertainties that include: general economic conditions, including turmoil in the financial markets and related efforts of government agencies to stabilize the financial system; geopolitical conflict and inflationary pressures including Federal Reserve interest rate hikes; the effect of potential recessionary conditions; the assumptions used in our capital analysis; the adequacy of our allowance for credit losses and our methodology for determining such allowance; adverse changes in our loan portfolio and credit risk-related losses and expenses; concentrations within our loan portfolio, including our exposure to commercial real estate loans; inflation; changes to our primary service area; changes in interest rates; our ability to identify, negotiate, secure and develop new branch locations and renew, modify, or terminate leases or dispose of properties for existing branch locations effectively; business conditions in the financial services industry, including competitive pressure among financial services companies, new service and product offerings by competitors, price pressures and similar items; deposit flows; loan demand; the regulatory environment, including evolving banking industry standards, changes in legislation or regulation; our securities portfolio and the valuation of our securities; accounting principles, policies and guidelines as well as estimates and assumptions used in the preparation of our financial statements; rapidly changing technology; the failure to maintain current technologies; failure to attract or retain key employees; our ability to access cost-effective funding; fluctuations in real estate values; litigation liabilities, including costs, expenses, settlements and judgments; and other economic, competitive, governmental, regulatory and technological factors affecting our operations, pricing, products and services. You should carefully review the risk factors described in the Form 10-K for the fiscal year ended December 31, 2021 and other documents the Company files from time to time with the Securities and Exchange Commission. The words “would be,” “could be,” “should be,” “may,” “will,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and similar expressions or variations on such expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company, except as may be required by applicable law or regulations.

Item 9.01.	Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 29, 2024	REPUBLIC FIRST BANCORP,INC.

	By:	/s/ Brian F. Doran
	Name:	Brian F. Doran
	Title:	Executive Vice President and
General Counsel